UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 14, 2025
(Earliest Event Date requiring this Report: January 9, 2025)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of a Director. On January 9, 2025, Warner H. Session was appointed as an independent director of Capstone Companies, Inc. (the “Company”). His appointment fills an existing vacancy on the Company’s Board of Directors. The Company and Mr. Session signed an Offer Letter, dated January 9, 2025, for his appointment as a director. The Offer Letter is filed as Exhibit 10.1 to this Current Report of Form 8-K (“Form 8-K”).

Mr. Session is the principal of Session Law Firm, P.C., a Washington, D.C. law firm. Since 1991, he has practiced government relations/lobbying, government contracting and procurement, small and minority business development, real estate transactions and business formations. He has represented national trade associations before Congress. He is a former board member of the Board of Directors for the Metropolitan Washington Airports Authority, which has oversight of Dulles International Airport and Ronald Reagan Washington National Airport. Mr. Session was a member of District of Columbia trade mission to Canada. Prior to private law practice, he worked in the U.S. House of Representatives as Staff Director and Counsel to the Government Activities and Transportation Subcommittee and he served as Staff Attorney to the Judiciary Committee for the DC Council, where he drafted legislation on matters affecting multiple executive agencies. Mr. Session is a Trustee of the University of the District of Columbia.

A graduate of Stanford University with a Bachelor of Arts in Political Science, Mr. Session received his Juris Doctorate from the Georgetown University Law Center and is licensed to practice law in the District of Columbia.

Appointee’s Interests. There are no family relationships between Mr. Session and the Company’s existing directors and officers.

Compensation. The compensation of Mr. Session as a director will be incentive stock-based compensation to be determined by the Compensation and Nomination Committee of the Company’s Board of Directors in early 2025.

Item 7.01 Regulation FD Disclosure.

On January 14, 2025, the Company issued a press release announcing the appointment of Warner H. Session as a director. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financials and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dated January 14, 2025, issued by Capstone Companies, Inc. announcing appointment of Warner H. Session as an independent director
10.1	Offer Letter, dated January 9, 2025, by Capstone Companies, Inc. and Warner H. Session

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chair of Board of Directors

Dated: January 14, 2025

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated January 14, 2025, issued by Capstone Companies, Inc. announcing appointment of Warner H. Session as an independent director
10.1	Offer Letter, dated January 9, 2025, by Capstone Companies, Inc. and Warner H. Session